Exhibit 99.2

SL Green Realty Corp.

Fourth quarter

Supplemental Data

December 31, 2011

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release are forward-looking statements.  All forward-looking statements speak only as of the date of this press release.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, divergent interests from or the financial condition of our joint venture partners, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, all of which are beyond the Company’s control.  Additional information or factors that could affect the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.

The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2011 that will be released on Form 10-K to be filed on or before February 29, 2012.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-21

Selected Financial Data	22-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity Summary	38-41
Annual Lease Expirations	42-43

Summary of Real Estate Acquisition/Disposition Activity	44-46
Corporate Information	47
Analyst Coverage	48
Supplemental Definitions	49

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

FOURTH QUARTER 2011 HIGHLIGHTS UNAUDITED

Summary

New York, NY, January 30, 2012 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $90.3 million, or $1.02 per diluted share, for the quarter ended December 31, 2011, compared to $77.4 million, or $0.97 per diluted share, for the same quarter in 2010.  The Company also reported FFO of $413.8 million, or $4.80 per diluted share, for the year ended December 31, 2011, compared to $389.2 million, or $4.88 per diluted share, for the year ended December 31, 2010.

Net income attributable to common stockholders totaled $2.8 million, or $0.03 per diluted share, for the quarter ended December 31, 2011, compared to $7.2 million, or $0.09 per diluted share, for the same quarter in 2010.  Full year net income available to common stockholders was $7.33 per diluted share compared with $3.45 per diluted share in 2010.

Operating and Leasing Activity

For the fourth quarter of 2011, the Company reported revenues and operating income of $328.9 million and $167.5 million, respectively, an increase of 25.2 percent and 20.4 percent compared to $262.8 million and $139.1 million, respectively, for the same period in 2010.

Same-store GAAP NOI on a combined basis increased by 2.9 percent to $696.8 million for 2011, after giving consideration to 1515 Broadway and 521 Fifth Avenue as consolidated properties, as compared to 2010. Consolidated property GAAP NOI increased by 2.7 percent to $587.2 million and unconsolidated joint venture property GAAP NOI increased 3.5 percent to $109.6 million.

Occupancy for the Company’s stabilized, same-store Manhattan portfolio, excluding 100 Church Street, at December 31, 2011 was 95.4 percent as compared to 94.6 percent for the same period in the previous year.  During the quarter, the Company signed 41 office leases in its Manhattan portfolio totaling 643,049 square feet.  Twelve leases totaling 250,125 square feet represented office leases that replaced previous vacancy, and 29 office leases comprising 392,924 square feet had average starting rents of $62.81 per rentable square foot, representing a 11.7 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the fourth quarter was 11.9 years and average tenant concessions were 5.3 months of free rent with a tenant improvement allowance of $37.53 per rentable square foot.  Of the 412,704 square feet of office leases which commenced during the fourth quarter, 57,944 square feet represented office leases that replaced previous vacancy, and 354,760 square feet represented office leases that had average starting rents of $63.11 per rentable square foot, representing a 7.6 percent increase over the previously fully escalated rents on the same office spaces.

Occupancy for the Company’s Suburban portfolio was 86.2 percent at December 31, 2011.  During the quarter, the Company signed 26 office leases in the Suburban portfolio totaling 145,450 square feet.  Nine leases totaling 105,921 square feet represented office leases that replaced previous vacancy, and 17 office leases comprising 39,529 square feet had average starting rents of $31.28 per rentable square foot, representing a 3.3 percent decrease over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office

FOURTH QUARTER 2011 HIGHLIGHTS UNAUDITED

leases signed in the fourth quarter was 10.4 years and average tenant concessions were 8.5 months of free rent with a tenant improvement allowance of $38.06 per rentable square foot.  Of the 84,332 square feet of office leases which commenced during the fourth quarter, 36,978 square feet represented office leases that replaced previous vacancy, and 47,354 square feet represented office leases that had average starting rents of $31.13 per rentable square foot, representing a 7.7 percent decrease over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the fourth quarter included:

•                  Early renewal and expansion on 147,652 square feet with Bloomingdales, Inc. for 9.5 years at 919 Third Avenue;

•                  New lease on 126,060 square feet with Young & Rubicam, Inc. for 21 years at 3 Columbus Circle;

•                  New lease on 57,817 square feet with HF Management Services LLC for 20.5 years at 100 Church Street;

•                  New lease on 42,842 square feet with Leading Hotels of the World Ltd. for 7.6 years at 485 Lexington Avenue;

•                  Early renewal and expansion on 40,399 square feet with Viking Global Investors, LP for 7.6 years at 280 Park Avenue; and

•                  New lease on 68,949 square feet with Aeropostale for 16.2 years at 125 Chubb Way, New Jersey.

Marketing, general and administrative, or MG&A, expenses for the quarter ended December 31, 2011 were $18.7 million, or 4.9 percent of total revenues including the Company’s share of joint venture revenue.

Real Estate Investment Activity

In October 2011, SL Green formed a joint venture with Stonehenge Partners and entered into a contract to acquire eight retail and multifamily properties in Manhattan for $416 million. The transaction is expected to be completed in the first quarter of 2012.

In November 2011, the Company acquired all of the interests in 51 East 42nd Street, a 142,000 square-foot office building for approximately $80.0 million, or $563 per square foot, inclusive of the issuance of $2.0 million in preferred operating partnership units. With this transaction, SL Green now owns all of the buildings on the block bounded by Madison and Vanderbilt Avenues between East 42nd and East 43rd streets.

In November 2011, SL Green, along with The Moinian Group, formed a joint venture to recapitalize 180 Maiden Lane, a fully-leased, 1.1 million-square-foot Class A office tower, for a gross value of $425.7 million. The consideration for SL Green’s 49.9 percent stake in the joint venture included $41.0 million in cash and operating partnership units valued at $31.7 million.  Simultaneous with the closing of the recapitalization, the joint venture refinanced the existing $344.2 million indebtedness with a five-year $280-million mortgage which bears interest at a spread of 211 basis points over the 90-day LIBOR.

In October 2011, SL Green entered into an agreement to sell the leased fee interest at 292 Madison Avenue for $85 million. The transaction, which includes assumption by the purchaser of $59.1 million of existing debt, is subject to certain closing conditions, including the lender’s approval of the transfer of ownership.

FOURTH QUARTER 2011 HIGHLIGHTS UNAUDITED

There can be no assurance as to when the conditions precedent contemplated in the sale agreement will be fulfilled, or that the transaction will be consummated.

In October 2011, SL Green, along with our joint venture partner, Jeff Sutton, entered into an agreement to sell two retail condominium units at 141 Fifth Avenue for $46.0 million. The transaction, which includes the assumption by the purchaser of $25.0 million of existing debt, is subject to certain closing conditions, including the lender’s approval of the transfer of ownership.  There can be no assurance as to when the conditions precedent contemplated in the sale agreement will be fulfilled, or that the transaction will be consummated.

In November 2011, SL Green, along with our joint venture partner, entered into an agreement to sell One Court Square for approximately $472.5 million.  The transaction, which includes the assumption by the purchaser of $315.0 million of existing debt, is subject to certain conditions, including the lender’s approval of the transfer of ownership.  There is no assurance that the conditions precedent contemplated in the sale agreement will be fulfilled or that the transaction will be consummated at such time or at all.

In December 2011, the Company entered into an agreement to acquire the 390,000 square-foot office building located at 10 East 53rd Street through a joint venture with an institutional partner for $252.5 million, or $647 per square foot. This transaction, which is subject to customary closing conditions, is expected to close during the first quarter of 2012.

In December 2011, WPP’s Young & Rubicam Group, signed an agreement with SL Green and the Moinian Group to relocate Y&R, Wunderman and their network companies to 3 Columbus Circle. Under the agreement, the Young & Rubicam Group will occupy 339,132 square feet — acquiring a 214,372-square-foot condominium interest covering floors 3-8 for $143.6 million, or $670 per square foot, and entering into a 20-year lease for an additional 124,760 square feet covering floors 9, 10, 18 and 19.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $985.9 million at December 31, 2011.  During the fourth quarter, the Company purchased and originated new debt and preferred equity investments totaling $106.9 million, all of which are directly or indirectly collateralized by New York City commercial office properties, and received $9.1 million of proceeds from investments that were sold or repaid.  The debt and preferred equity investment portfolio had a weighted average maturity of 3.0 years as of December 31, 2011 and had a weighted average yield for the quarter ended December 31, 2011 of 9.1 percent, exclusive of loans with a net carrying value of $84.0 million, which are on non-accrual status.

Financing and Capital Activity

In November 2011, SL Green closed on a $1.5 billion revolving credit facility, which refinanced the Company’s previous $1.5 billion revolving credit facility that was set to mature in June 2012.  The new investment grade facility currently bears interest at 150 basis points over LIBOR, which is based on the unsecured bond rating of Reckson Operating Partnership, L.P.  The facility

FOURTH QUARTER 2011 HIGHLIGHTS UNAUDITED

matures in November 2016, inclusive of the Company’s one-year as of right extension option.

In November 2011, the Company closed on a 5-year, $86.0 million mortgage at Landmark Square, Stamford, CT.  The fixed rate mortgage carries a rate of 4.0%.

Dividends

During the fourth quarter of 2011, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.25 per share of common stock, which was paid on January 13, 2012 to stockholders of record on the close of business on January 2, 2012; and

•                  $0.4766 and $0.4922 per share on the Company’s Series C and D Preferred Stock, respectively, for the period October 15, 2011 through and including January 14, 2012, which were paid on January 13, 2012 to stockholders of record on the close of business on January 2, 2012, and reflect regular quarterly dividends which are the equivalent of annualized dividends of $1.9064 and $1.9688, respectively.

SL Green Realty Corp. Key Financial Data December 31, 2011 (Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$0.03	$0.08	$6.26	$1.01	$0.09
Funds from operations available to common stockholders - diluted	$1.02	$1.00	$1.08	$1.75	$0.97
Funds available for distribution to common stockholders - diluted	$0.52	$0.44	$0.57	$1.07	$0.38

Common Share Price & Dividends
At the end of the period	$66.64	$58.15	$82.87	$75.20	$67.51
High during period	$71.33	$87.54	$90.01	$75.63	$70.27
Low during period	$55.14	$58.15	$74.72	$66.96	$61.50
Common dividends per share	$0.25	$0.10	$0.10	$0.10	$0.10

FFO payout ratio	24.6%	10.0%	9.3%	5.7%	10.3%
FAD payout ratio	47.9%	22.9%	17.4%	9.4%	26.2%

Common Shares & Units
Common shares outstanding	86,045	85,969	84,559	80,925	78,307
Units outstanding	2,765	1,910	1,912	1,912	1,249
Total common shares and units outstanding	88,810	87,879	86,471	82,837	79,556

Weighted average common shares and units outstanding - basic	88,326	87,608	85,490	81,206	79,549
Weighted average common shares and units outstanding - diluted	88,744	88,081	86,010	81,643	79,937

Market Capitalization
Market value of common equity	$5,918,298	$5,110,164	$7,165,852	$6,229,342	$5,370,826
Liquidation value of preferred equity	392,500	392,500	392,500	392,500	392,500
Consolidated debt	6,094,696	5,886,440	5,597,585	5,020,380	5,251,013
Consolidated market capitalization	$12,405,494	$11,389,104	$13,155,937	$11,642,222	$11,014,339
SLG portion of JV debt	1,824,515	1,823,611	1,783,078	1,670,792	1,603,918
Combined market capitalization	$14,230,009	$13,212,715	$14,939,015	$13,313,014	$12,618,257

Consolidated debt to market capitalization	49.1%	51.7%	42.5%	43.1%	47.7%
Combined debt to market capitalization	55.7%	58.4%	49.4%	50.3%	54.3%

Consolidated debt service coverage	2.2	2.2	2.3	2.9	2.4
Consolidated fixed charge coverage	1.8	1.8	2.0	2.4	2.0
Combined fixed charge coverage	1.7	1.6	1.8	2.1	1.7

Supplemental Information	Fourth Quarter 2011

SL Green Realty Corp. Key Financial Data December 31, 2011 (Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Selected Balance Sheet Data
Real estate assets before depreciation	$11,202,854	$10,619,202	$10,609,660	$9,377,934	$8,890,064
Investments in unconsolidated joint ventures	$893,933	$921,146	$896,632	$916,600	$631,570
Debt and Preferred Equity Investments	$985,942	$897,028	$582,418	$579,287	$963,772
Cash and cash equivalents	$138,192	$394,505	$390,229	$234,009	$332,830
Investment in marketable securities	$25,323	$54,962	$55,366	$64,440	$34,052

Total assets	$13,483,852	$13,162,645	$12,644,078	$11,442,366	$11,300,294

Fixed rate & hedged debt	$4,832,209	$4,750,111	$4,458,109	$4,117,683	$4,136,362
Variable rate debt	1,262,487	1,136,329	1,139,476	781,074	1,114,651
Total consolidated debt	$6,094,696	$5,886,440	$5,597,585	$4,898,757	$5,251,013

Total liabilities	$6,833,513	$6,635,292	$6,224,415	$5,682,787	$5,818,412

Fixed rate & hedged debt - including SLG portion of JV debt	$6,176,764	$6,094,873	$5,814,931	$5,100,904	$5,119,583
Variable rate debt - including SLG portion of JV debt	1,742,447	1,615,178	1,565,732	1,468,645	1,735,348
Total combined debt	$7,919,211	$7,710,051	$7,380,663	$6,569,549	$6,854,931

Selected Operating Data
Property operating revenues	$294,495	$282,114	$273,629	$257,295	$229,823
Property operating expenses	(126,223)	(122,471)	(114,183)	(108,199)	(100,783)
Property operating NOI	$168,272	$159,643	$159,446	$149,096	$129,040
NOI from discontinued operations	1,945	1,946	2,785	4,202	2,510
Total property operating NOI - consolidated	$170,217	$161,589	$162,231	$153,298	$131,550
SLG share of property NOI from JVs	36,792	37,532	38,690	41,878	47,870
Total property operating NOI - combined	$207,009	$199,121	$200,921	$195,176	$179,420
Debt and preferred equity investment income	22,162	18,433	15,144	64,678	22,383
Other income	12,222	6,076	9,932	7,248	10,578
Marketing general & administrative expenses	(18,728)	(18,900)	(22,454)	(20,021)	(20,695)
EBITDA - combined	$222,665	$204,730	$203,543	$247,081	$191,686

Consolidated DEBT to EBITDA (trailing-12 months)	8.2	8.0	7.2	6.8	7.8
Combined DEBT to EBITDA (trailing-12 months)	8.8	8.6	7.8	7.3	7.9

SL Green Realty Corp. Key Financial Data December 31, 2011 (Dollars in Thousands Except Per Share and Sq. Ft.)

Manhattan Properties

	As of or for the three months ended
	12/31/2011		9/30/2011	6/30/2011	3/31/2011	12/31/2010

Selected Operating Data (Manhattan)
Property operating revenues	$267,730		$255,779	$246,645	$227,994	$202,780
Property operating expenses	106,609		106,716	97,723	91,776	85,125
Property operating NOI	$161,121		$149,063	$148,922	$136,218	$117,655
NOI from discontinued operations	1,945		1,946	2,785	4,202	2,510
Total property operating NOI - consolidated	$163,066		$151,009	$151,707	$140,420	$120,165

Other income - consolidated	$2,263		$863	$1,784	$1,808	$3,748

SLG share of property NOI from unconsolidated JV	$32,300		$31,386	$34,026	$37,456	$43,267

Portfolio Statistics (Manhattan)
Consolidated operating office buildings	26		24	24	23	22
Unconsolidated operating office buildings	7		7	7	7	8
	33		31	31	30	30

Consolidated operating office buildings square footage	18,429,945		17,197,945	17,197,945	15,601,945	15,141,945
Unconsolidated operating office buildings square footage	6,191,673		6,191,673	6,191,673	6,722,515	7,182,515
	24,621,618		23,389,618	23,389,618	22,324,460	22,324,460

Quarter end occupancy- same store - combined office (consolidated + joint venture)	94.0	%(1)	93.8%	93.6%	93.2%	92.7%

Office Leasing Statistics (Manhattan)
Total office leases commenced	49		41	46	63	54
Total office square footage commenced	412,704		544,836	359,583	703,023	793,667

Average rent psf - leases commenced	$63.11		$49.37	$59.91	$48.20	$46.19
Previously escalated rents psf	$58.64		$47.47	$56.25	$47.75	$47.44
Percentage of new rent over previously escalated rents (2)	7.6%		4.0%	6.5%	0.9%	-2.6%
Tenant concession packages psf	$22.82		$37.74	$36.49	$23.54	$56.32
Free rent months	2.5		4.8	3.4	3.5	6.5

(1) Excluding 100 Church Street, which is in lease-up, occupancy would be 95.4% as of December 31, 2011

(2) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp. Key Financial Data December 31, 2011 (Dollars in Thousands Except Per Share and Sq. Ft.)

Suburban Properties

	As of or for the three months ended
	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010

Selected Operating Data (Suburban)
Property operating revenues	$25,515	$25,061	$25,653	$28,002	$25,476
Property operating expenses	14,872	12,193	13,183	13,001	13,277
Property operating NOI	$10,643	$12,868	$12,470	$15,001	$12,199
NOI from discontinued operations	—	—	—	—	—
Total property operating NOI - consolidated	$10,643	$12,868	$12,470	$15,001	$12,199

Other income - consolidated	$459	$399	$342	$1,323	$2,548

SLG share of property NOI from unconsolidated JV	$4,448	$6,147	$4,665	$4,422	$4,586

Portfolio Statistics (Suburban)
Consolidated operating office buildings	25	25	25	25	25
Unconsolidated operating office buildings	6	6	6	6	6
	31	31	31	31	31

Consolidated operating office buildings square footage	3,863,000	3,863,000	3,863,000	3,863,000	3,863,000
Unconsolidated operating office buildings square footage	2,941,700	2,941,700	2,941,700	2,941,700	2,941,700
	6,804,700	6,804,700	6,804,700	6,804,700	6,804,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	86.2%	85.9%	86.4%	86.3%	87.3%

Office Leasing Statistics (Suburban)
Total office leases commenced	29	17	36	32	29
Total office square footage commenced	84,332	124,158	180,505	139,793	332,707

Average rent psf - leases commenced	$31.13	$38.49	$31.67	$33.50	$29.50
Previously escalated rents psf	$33.72	$37.85	$33.10	$34.62	$33.30
Percentage of new rent over previously escalated rents (1)	-7.7%	1.7%	-4.3%	-3.2%	-11.4%
Tenant concession packages psf	$18.94	$19.54	$14.96	$18.65	$20.31
Free rent months	2.2	12.0	3.2	4.7	4.6

(1) Calculated on space that was occupied within the previous 12 months

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Assets
Commercial real estate properties, at cost:
Land & land interests	2,684,626	2,581,957	2,472,584	1,974,994	1,750,220
Buildings & improvements fee interest	7,147,527	6,731,915	6,835,204	5,754,193	5,840,701
Buildings & improvements leasehold	1,302,790	1,293,122	1,289,664	1,520,150	1,286,935
Buildings & improvements under capital lease	12,208	12,208	12,208	12,208	12,208
	11,147,151	10,619,202	10,609,660	9,261,545	8,890,064
Less accumulated depreciation	(1,136,603)	(1,071,183)	(1,008,064)	(953,993)	(916,293)
	$10,010,548	$9,548,019	$9,601,596	$8,307,552	$7,973,771
Other real estate investments:
Investment in and advances to unconsolidated joint ventures	893,933	921,146	896,632	916,600	631,570
Debt and Preferred Equity Investments, net	985,942	897,028	582,418	579,287	963,772

Assets held for sale, net	76,562	—	—	104,808	—
Cash and cash equivalents	138,192	394,505	390,229	234,009	332,830
Restricted cash	86,584	102,084	85,370	107,835	137,673
Investment in marketable securities	25,323	54,962	55,366	64,440	34,052
Tenant and other receivables, net of $16,772 reserve at 12/31/11	32,107	31,661	28,452	26,314	27,054
Related party receivables	4,001	3,212	2,579	3,653	6,295
Deferred rents receivable, net of reserve for tenant credit loss of $29,156 at 12/31/11	281,974	265,600	244,008	223,552	201,317
Deferred costs, net	210,786	191,123	182,241	180,712	172,517
Other assets	737,900	753,305	575,187	693,604	819,443

Total Assets	$13,483,852	$13,162,645	$12,644,078	$11,442,366	$11,300,294

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2010
Liabilities
Mortgages & other loans payable	$4,314,741	$4,018,861	$3,978,345	$3,280,084	$3,400,468
Senior unsecured notes	1,270,656	1,267,580	1,019,240	1,018,674	1,100,545
Revolving credit facility	350,000	500,000	500,000	500,000	650,000
Accrued interest and other liabilities	126,135	126,405	102,710	150,895	38,149
Accounts payable and accrued expenses	142,428	146,445	130,735	123,728	133,389
Deferred revenue	357,193	381,211	300,093	294,634	307,678
Capitalized lease obligations	17,112	17,094	17,077	17,060	17,044
Deferred land lease payable	18,495	18,382	18,322	18,318	18,267
Dividends and distributions payable	28,398	15,002	14,861	14,563	14,182
Security deposits	46,367	44,312	43,032	43,196	38,690
Liabilities related to assets held for sale	61,988	—	—	121,635	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	$6,833,513	$6,635,292	$6,224,415	$5,682,787	$5,818,412

Noncontrolling interest in operating partnership (2,765 units outstanding) at 12/31/11	195,030	114,726	158,418	143,756	84,338
6% Series H Preferred Units	2,000	—	—	—	—

Equity
SL Green Realty Corp. Stockholders’ Equity:
7.625% Series C Perpetual Preferred Shares	274,022	274,022	274,022	274,022	274,022
7.875% Series D Perpetual Preferred Shares	96,321	96,321	96,321	96,321	96,321
Common stock, $.01 par value, 160,000 shares authorized, 89,210 issued and outstanding at 12/31/11	892	892	878	844	817
Additional paid—in capital	4,236,959	4,225,903	4,105,442	3,836,453	3,660,842
Treasury stock (3,427 shares) at 12/31/11	(308,708)	(307,535)	(307,419)	(306,170)	(303,222)
Accumulated other comprehensive loss	(28,445)	(24,462)	(21,589)	(13,011)	(22,659)
Retained earnings	1,704,506	1,763,403	1,721,440	1,207,504	1,172,963
Total SL Green Realty Corp. stockholders’ equity	5,975,547	6,028,544	5,869,095	5,095,963	4,879,084

Noncontrolling interest in other partnerships	477,762	384,083	392,150	519,860	518,460

Total equity	$6,453,309	$6,412,627	$6,261,245	$5,615,823	$5,397,544

Total liabilities and equity	$13,483,852	$13,162,645	$12,644,078	$11,442,366	$11,300,294

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2011	2010	2011	2011	2010
Revenues
Rental revenue, net	$253,343	$201,205	$242,938	$961,935	$782,530
Escalation and reimbursement revenues	41,152	28,618	39,176	145,596	118,212
Investment income	22,162	22,383	18,433	120,418	147,926
Other income	12,222	10,578	6,076	35,479	35,718
Total Revenues, net	328,879	262,784	306,623	1,263,428	1,084,386

Equity in net income (loss) from unconsolidated joint ventures	(6,080)	6,682	(2,728)	1,583	39,607
Gain (loss) on early extinguishment of debt	—	—	(67)	904	(1,900)

Expenses
Operating expenses	71,916	57,094	69,093	263,709	224,694
Ground rent	8,810	7,831	8,463	32,919	31,191
Real estate taxes	45,497	35,858	44,915	174,454	145,830
Loan loss and other investment reserves, net of recoveries	8,592	5,428	—	6,722	17,751
Transaction related costs	1,741	3,433	169	5,561	11,849
Marketing, general and administrative	18,728	20,695	18,900	80,103	75,946
Total Operating Expenses	155,284	130,339	141,540	563,468	507,261

Operating Income	167,515	139,127	162,288	702,447	614,832

Interest expense, net of interest income	78,876	60,476	74,603	285,917	230,648
Amortization of deferred financing costs	4,649	2,598	2,986	14,118	9,046
Depreciation and amortization	74,951	58,284	73,358	277,345	225,193
Loss (gain) on equity investment in marketable securities	(4,999)	(775)	—	(4,866)	(490)

Income from Continuing Operations	14,038	18,544	11,341	129,933	150,435

Income (loss) from discontinued operations	1,115	533	1,116	5,780	7,064
Gain (loss) on sale of discontinued operations	—	—	—	46,085	35,485
Equity in net gain (loss) on sale of joint venture interest / real estate	(114)	1,633	3,032	2,918	128,922
Purchase price fair value adjustment	8,306	—	999	498,195	—
Depreciable real estate reserves	(5,789)	(2,750)	—	(5,789)	(2,750)
Net Income	17,556	17,960	16,488	677,122	319,156

Net income attributable to noncontrolling interests	(7,202)	(3,206)	(1,864)	(29,712)	(18,581)

Net Income (Loss) Attributable to SL Green Realty Corp	10,354	14,754	14,624	647,410	300,575

Dividends on perpetual preferred shares	7,545	7,545	7,545	30,178	29,749

Net Income (Loss) Attributable to Common Stockholders	$2,809	$7,209	$7,079	$617,232	$270,826

Earnings per Share
Net income (loss) per share (basic)	$0.03	$0.09	$0.08	$7.37	$3.47
Net income (loss) per share (diluted)	$0.03	$0.09	$0.08	$7.33	$3.45

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited ($000’s omitted - except per share data)

		Three Months Ended		Three Months Ended	Twelve Months Ended
		December 31,	December 31,	September 30,	December 31,	December 31,
		2011	2010	2011	2011	2010
Funds from operations
Net Income (Loss) Attributable to Common Stockholders		$2,809	$7,209	$7,079	$617,232	$270,826

Add:	Depreciation and amortization	74,951	58,284	73,358	277,345	225,193
	Discontinued operations depreciation adjustments	—	941	—	676	5,326
	Joint ventures depreciation and noncontrolling interests adjustments	8,005	7,555	9,865	31,179	32,163
	Net income attributable to noncontrolling interests	7,202	3,206	1,864	29,712	18,581
	Depreciable real estate reserves	5,789	2,750	—	5,789	2,750
	Loss (gain) on equity investment in marketable securities	—	(682)	—	—	(397)
Less:	Gain (loss) on sale of discontinued operations	—	—	—	46,085	35,485
	Equity in net gain (loss) on sale of joint venture property / real estate	(114)	1,633	3,032	2,918	128,922
	Purchase price fair value adjustment	8,306	—	999	498,195	—
	Non-real estate depreciation and amortization	255	189	242	922	874
	Funds From Operations	$90,309	$77,441	$87,893	$413,813	$389,161

	Funds From Operations - Basic per Share	$1.02	$0.97	$1.00	$4.83	$4.90

	Funds From Operations - Diluted per Share	$1.02	$0.97	$1.00	$4.80	$4.88

Funds Available for Distribution
FFO		$90,309	$77,441	$87,893	413,813	389,161

Add:	Non real estate depreciation and amortization	255	189	242	922	874
	Amortization of deferred financing costs	4,649	2,598	2,986	14,118	9,046
	Non-cash deferred compensation	17,987	13,928	6,823	42,192	32,276
Less:	FAD adjustment for Joint Ventures	192	15,894	3,418	12,766	49,486
	FAD adjustment for discontinued operations	1,265	(103)	1,262	4,992	(756)
	Straight-line rental income and other non cash adjustments	24,562	16,665	21,206	119,706	69,691
	Second cycle tenant improvements	19,979	12,116	19,016	62,159	24,311
	Second cycle leasing commissions	8,178	8,983	5,503	21,819	22,052
	Revenue enhancing recurring CAPEX	1,288	1,469	1,464	4,065	2,047
	Non-revenue enhancing recurring CAPEX	11,413	8,586	7,639	24,322	15,011

Funds Available for Distribution		$46,323	$30,546	$38,436	$221,216	$249,516
	Diluted per Share	$0.52	$0.38	$0.44	$2.56	$3.13

First cycle tenant improvements		$12,156	$8,096	$13,082	$36,418	$17,603
First cycle leasing commissions		$5,184	$2,955	$2,820	$8,845	$9,989
Redevelopment Costs		$9,942	$8,154	$7,786	$26,348	$18,046

Payout Ratio of Funds From Operations		24.6%	10.3%	10.0%	11.5%	8.2%
Payout Ratio of Funds Available for Distribution		47.9%	26.2%	22.9%	21.4%	12.8%

Diluted Share Count		88,744	79,937	88,081	86,244	79,761
Basic Share Count		88,326	79,549	87,608	85,748	79,421
Dividend per Common Share		0.2500	0.1000	0.1000	0.55000	0.40000

CONDENSED CONSOLIDATED STATEMENT OF EQUITY Unaudited ($000’s omitted)

								Accumulated
	Series C	Series D						Other
	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2010	$274,022	$96,321	$817	$3,660,842	$(303,222)	$1,172,963	$518,460	$(22,659)	$5,397,544

Net Income attributable to SL Green						647,410	15,083		662,493
Preferred Dividend						(30,178)			(30,178)
Cash distributions declared ($0.55 per common share)						(46,649)			(46,649)
Cash distributions to noncontrolling interests							(143,579)		(143,579)
Comprehensive Income - Unrealized loss on derivative instruments								(3,501)	(3,501)
Comprehensive Income - SLG share unrealized loss on derivative instruments of JVs								902	902
Comprehensive Income - Unrealized loss on investments								(3,187)	(3,187)
Net proceeds from exercise of stock options			2	10,035					10,037
Redemption of units and dividend reinvestment proceeds			—	898					898
Consolidation of joint venture							87,798		87,798
Reallocation of noncontrolling interests in the operating partnership						(39,040)			(39,040)
Issuance of common stock			70	531,236					531,306
Deferred compensation plan			3	696	(5,486)				(4,787)
Amortization of deferred compensation				33,252					33,252
Balance at December 31, 2011	$274,022	$96,321	$892	$4,236,959	$(308,708)	$1,704,506	$477,762	$(28,445)	$6,453,309

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2010	78,306,702	1,249,274		79,555,976	—	79,555,976

YTD share activity	7,738,982	1,515,463		9,254,445		9,254,445
Share Count at December 31, 2011 - Basic	86,045,684	2,764,737	—	88,810,421	—	88,810,421

Weighting Factor	(2,283,288)	(779,433)	496,279	(2,566,442)		(2,566,442)
Weighted Average Share Count at December 31, 2011 - Diluted	83,762,396	1,985,304	496,279	86,243,979	—	86,243,979

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	December 31, 2011		December 31, 2010
	Total	SLG Interest	Total	SLG Interest
Land & land interests	$1,468,878	$673,695	$881,146	$387,070
Buildings & improvements fee interest	4,686,948	2,024,794	4,191,247	1,765,824
Buildings & improvements leasehold	29,708	13,369	254,383	125,933
	6,185,534	2,711,858	5,326,776	2,278,827
Less accumulated depreciation	(486,421)	(201,221)	(494,879)	(216,338)

Net real estate	$5,699,113	$2,510,637	$4,831,897	$2,062,489

Cash and cash equivalents	93,646	40,568	67,764	31,186
Restricted cash	63,492	30,709	45,158	19,744
Debt investments	—	—	—	—
Tenant and other receivables, net of $968 reserve at 12/31/11	26,718	9,582	17,274	6,590
Deferred rents receivable, net of reserve for tenant credit loss of $3,162 at 12/31/11	80,015	31,732	95,116	42,014
Deferred costs, net	92,110	40,394	120,589	51,301
Other assets	243,615	105,909	170,148	66,200

Total assets	$6,298,709	$2,769,531	$5,347,946	$2,279,524

Mortgage loans payable	$4,131,890	$1,824,515	$3,712,235	$1,603,918
Derivative instruments-fair value	35,398	17,713	36,318	18,367
Accrued interest payable	11,269	4,806	9,596	3,921
Accounts payable and accrued expenses	68,371	33,896	50,983	24,276
Deferred revenue	130,379	49,068	127,692	44,941
Security deposits	5,508	2,697	8,874	4,450
Contributed Capital (1)	1,915,894	836,836	1,402,248	579,651

Total liabilities and equity	$6,298,709	$2,769,531	$5,347,946	$2,279,524

As of December 31, 2011 the Company had twenty two unconsolidated joint venture interests. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the Company’s financial statements. We consolidated the accounts of the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue, a 51% interest in 750 Washington Avenue and a 49.9% interest in 180 Maiden Lane.

(1)          Contributed capital reflects our share of capital based on implied sales prices of partially sold or contributed properties. Our investment in an unconsolidated joint venture reflects our actual contributed capital base.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

			Three Months Ended
	Three Months Ended December 31, 2011		September 30, 2011	Three Months Ended December 31, 2010
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$102,078	$43,260	$41,009	$122,578	$57,350
Escalation and reimbursement revenues	8,631	3,815	3,652	12,646	6,958
Other income	8,172	4,079	6,334	1,156	469
Total Revenues, net	$118,881	$51,154	$50,995	$136,380	$64,777

Expenses
Operating expenses	$19,279	$8,608	$7,844	$19,475	$10,030
Ground rent	940	117	117	1,025	171
Real estate taxes	12,851	5,637	5,502	13,217	6,706
Total Operating Expenses	$33,070	$14,362	$13,463	$33,717	$16,907

GAAP NOI	$85,811	$36,792	$37,532	$102,663	$47,870
Cash NOI	$78,738	$35,315	$37,468	$84,277	$39,403

Transaction related costs	$96	$44	$737	$30	$15
Interest expense, net of interest income	61,618	26,702	23,118	55,159	24,503
Amortization of deferred financing costs	2,742	1,095	864	4,593	2,010
Depreciation and amortization	35,332	15,031	15,541	33,472	14,662

Net Income	$(13,977)	$(6,080)	$(2,728)	$9,409	$6,680

Plus: Real estate depreciation	35,288	15,021	15,535	33,438	14,654
FFO Contribution	$21,311	$8,941	$12,807	$42,847	$21,334

FAD Adjustments:
Add: Non real estate depreciation and amortization	$2,786	$1,105	$870	$4,627	$2,018
Less: Straight-line rental income and other non-cash adjustments	(2,949)	480	(1,152)	(19,432)	(9,141)
Less: Second cycle tenant improvement	(3,114)	(1,431)	(2,457)	(10,178)	(5,154)
Less: Second cycle leasing commissions	(520)	(255)	(616)	(4,257)	(2,109)
Less: Recurring CAPEX	(210)	(91)	(63)	(2,568)	(1,508)
FAD Adjustment	$(4,007)	$(192)	$(3,418)	$(31,808)	$(15,894)

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	Twelve Months Ended December 31, 2011		Twelve Months Ended December 31, 2010
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$411,174	$181,498	$524,283	$243,642
Escalation and reimbursement revenues	38,711	18,319	58,751	30,640
Other income	31,050	12,727	10,125	4,555
Total Revenues, net	$480,935	$212,544	$593,159	$278,837

Expenses
Operating expenses	$71,830	$33,675	$90,415	$45,417
Ground rent	3,683	474	4,100	684
Real estate taxes	51,511	23,499	66,588	33,003
Total Operating Expenses	$127,024	$57,648	$161,103	$79,104

GAAP NOI	$353,911	$154,896	$432,056	$199,733
Cash NOI	$331,513	$149,769	$367,506	$170,651

Transaction related costs	$2,665	$1,173	$1,105	$606
Interest expense, net of interest income	210,489	88,546	207,220	90,432
Amortization of deferred financing costs	12,911	4,996	17,546	7,351
Depreciation and amortization	137,070	58,598	141,284	61,739

Net Income	$(9,224)	$1,583	$64,901	$39,605

Plus: Real estate depreciation	136,933	58,568	141,151	61,709
FFO Contribution	$127,709	$60,151	$206,052	$101,314

FAD Adjustments:
Add: Non real estate depreciation and amortization	$13,048	$5,027	$17,696	$7,390
Less: Straight-line rental income and other non-cash adjustments	(20,499)	(4,508)	(64,554)	(29,472)
Less: Second cycle tenant improvement	(19,655)	(9,407)	(30,146)	(15,159)
Less: Second cycle leasing commissions	(8,038)	(3,336)	(17,914)	(9,368)
Less: Recurring CAPEX	(1,609)	(543)	(5,603)	(2,877)
FAD Adjustment	$(36,753)	$(12,767)	$(100,521)	$(49,486)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2011	2010	2011	2011	2010
Property NOI

Property operating NOI	$168,272	$129,040	$159,643	$636,457	$499,026
NOI from discontinued operations	1,945	2,510	1,946	10,878	16,270
Total property operating NOI - consolidated	170,217	131,550	161,589	647,335	515,296
SLG share of property NOI from JVs	36,792	47,870	37,532	154,892	199,733
GAAP NOI	$207,009	$179,420	$199,121	$802,227	$715,029

Less: Free rent (Net of Amortization)	6,725	5,344	5,065	18,737	16,240
Net FAS 141 adjustment	2,101	4,884	1,497	15,680	23,958
Straightline revenue adjustment	19,065	15,581	20,910	87,022	56,283

Plus: Allowance for S/L tenant credit loss	2,127	1,289	1,371	7,263	4,290
Ground lease straight-line adjustment	113	64	95	262	256
Cash NOI	$181,358	$154,964	$173,115	$688,313	$623,094

Components of Consolidated Debt Service and Fixed Charges

Interest expense	79,700	61,292	75,428	290,171	233,645
Fixed amortization principal payments	10,353	7,269	9,484	36,647	28,224
Total Consolidated Debt Service	90,053	68,561	84,912	326,818	261,869

Payments under ground lease arrangements	8,923	7,895	8,558	33,182	31,447
Dividend on perpetual preferred shares	7,545	7,545	7,545	30,178	29,749
Total Consolidated Fixed Charges	106,521	84,001	101,015	390,178	323,065

Consolidated Interest Coverage Ratio	2.4	2.7	2.4	2.7	3.1
Consolidated Debt Service Coverage Ratio	2.2	2.4	2.2	2.4	2.8
Consolidated Fixed Charge Coverage Ratio	1.8	2.0	1.8	2.0	2.3

SELECTED FINANCIAL DATA 2011 Same Store - Consolidated Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2011	2010	%	2011	2011	2010	%
Revenues
	Rental revenue, net	$189,186	$189,857	-0.4%	$190,382	$764,973	$759,170	0.8%
	Escalation & reimbursement revenues	29,041	26,732	8.6%	30,010	115,056	114,116	0.8%
	Other income	2,597	5,244	-50.5%	1,228	8,579	14,161	-39.4%
	Total Revenues	220,824	221,833	-0.5%	221,620	888,608	887,447	0.1%
Expenses
	Operating expenses	51,765	49,866	3.8%	53,182	205,864	201,669	2.1%
	Ground rent	9,048	8,069	12.1%	8,735	33,769	32,073	5.3%
	Real estate taxes	35,483	33,983	4.4%	36,534	146,296	141,856	3.1%
	Transaction related costs	3	322	-99.1%	—	134	3,743	-96.4%
		96,299	92,240	4.4%	98,451	386,063	379,341	1.8%

	Operating Income	124,525	129,593	-3.9%	123,169	502,545	508,106	-1.1%

	Interest expense & amortization of financing costs	39,580	37,498	5.6%	39,134	153,020	150,527	1.7%
	Depreciation & amortization	57,278	53,283	7.5%	55,940	222,967	210,699	5.8%

	Income before noncontrolling interest	27,667	38,812	-28.7%	28,095	126,558	146,880	-13.8%
Plus:	Real estate depreciation & amortization	57,269	53,274	7.5%	55,930	222,929	210,662	5.8%

	FFO Contribution	84,936	92,086	-7.8%	84,025	349,487	357,542	-2.3%

Less:	Non—building revenue	475	1,125	-57.8%	609	1,681	6,136	-72.6%

Plus:	Transaction related costs	3	322	-99.1%	—	134	3,743	-96.4%
	Interest expense & amortization of financing costs	39,580	37,498	5.6%	39,134	153,020	150,527	1.7%
	Non-real estate depreciation	9	9	0.0%	10	38	37	2.7%
	GAAP NOI	124,053	128,790	-3.7%	122,560	500,998	505,713	-0.9%

Cash Adjustments
Less:	Free rent (net of amortization)	3,789	2,509	51.0%	3,177	11,440	9,878	15.8%
	Straightline revenue adjustment	6,123	7,516	-18.5%	7,729	34,050	28,487	19.5%
	Rental income - FAS 141	5,172	5,708	-9.4%	5,501	24,541	24,563	-0.1%
Plus:	Ground lease straight-line adjustment	157	(183)	-185.8%	139	668	(1,177)	-156.8%
	Allowance for S/L tenant credit loss	1,600	732	118.6%	878	4,956	2,694	84.0%
	Cash NOI	$110,726	$113,606	-2.5%	$107,170	$436,591	$444,302	-1.7%

Operating Margins
	GAAP NOI to Real Estate Revenue, net	55.89%	58.16%		55.23%	56.17%	57.21%
	Cash NOI to Real Estate Revenue, net	49.89%	51.30%		48.30%	48.95%	50.26%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	59.97%	61.80%		59.17%	59.96%	60.84%
	Cash NOI before Ground Rent/Real Estate Revenue, net	53.89%	55.03%		52.17%	52.66%	54.02%

SELECTED FINANCIAL DATA 2011 Same Store - Joint Venture Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2011	2010	%	2011	2011	2010	%
Revenues
	Rental revenue, net	$33,923	$31,596	7.4%	$31,812	$128,961	$125,762	2.5%
	Escalation & reimbursement revenues	1,542	1,360	13.4%	1,587	5,891	5,886	0.1%
	Other income	9	387	-97.7%	2,327	2,451	2,045	19.9%
	Total Revenues	35,474	33,343	6.4%	35,726	137,303	133,693	2.7%
Expenses
	Operating expenses	4,424	4,032	9.7%	4,321	17,227	17,003	1.3%
	Ground rent	117	117	0.0%	117	469	469	0.0%
	Real estate taxes	2,333	2,446	-4.6%	2,396	9,807	9,880	-0.7%
	Transaction related costs	—	—	—	—	—	3	—
		6,874	6,595	4.2%	6,834	27,503	27,355	0.5%

	Operating Income	28,600	26,748	6.9%	28,892	109,800	106,338	3.3%

	Interest expense & amortization of financing costs	15,102	14,972	0.9%	15,148	60,527	60,720	-0.3%
	Depreciation & amortization	10,874	10,453	4.0%	11,047	42,638	41,571	2.6%

	Income before noncontrolling interest	2,624	1,323	98.3%	2,697	6,635	4,047	63.9%
Plus:	Real estate depreciation & amortization	10,865	10,446	4.0%	11,042	42,610	41,545	2.6%

	FFO Contribution	13,489	11,769	14.6%	13,739	49,245	45,592	8.0%

Less:	Non—building revenue	53	253	-79.1%	28	186	449	-58.6%

Plus:	Transaction related costs	—	—		—	—	3	—
	Interest expense & amortization of financing costs	15,102	14,972	0.9%	15,148	60,527	60,720	-0.3%
	Non-real estate depreciation	9	7	28.6%	5	28	26	7.7%
	GAAP NOI	28,547	26,495	7.7%	28,864	109,614	105,892	3.5%

Cash Adjustments
Less:	Free rent (net of amortization)	1,278	343	0.0%	1,134	2,995	3,144	5%
	Straightline revenue adjustment	1,254	1,702	8.0%	1,462	5,806	5,769	0.6%
	Rental income - FAS 141	1,538	504	205.2%	508	2,993	2,013	48.7%
Plus:	Ground lease straight-line adjustment	10	10	0.0%	10	41	41	0.0%
	Allowance for S/L tenant credit loss	122	67	82.1%	273	557	673	-17.2%
	Cash NOI	$24,609	$24,023	2.4%	$26,043	$98,418	$95,680	2.9%

Operating Margins
	GAAP NOI to Real Estate Revenue, net	80.57%	80.05%		80.83%	79.92%	79.45%
	Cash NOI to Real Estate Revenue, net	69.46%	72.58%		72.93%	71.76%	71.79%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	80.90%	80.40%		81.16%	80.26%	79.80%
	Cash NOI before Ground Rent/Real Estate Revenue, net	69.44%	72.73%		72.50%	71.69%	71.63%

SELECTED FINANCIAL DATA 2011 Same Store - Combined Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2011	2010	%	2011	2011	2010	%
Revenues
	Rental revenue, net	$223,109	$221,453	0.7%	$222,194	$893,934	$884,932	1.0%
	Escalation & reimbursement revenues	30,583	28,092	8.9%	31,597	120,947	120,002	0.8%
	Other income	2,606	5,631	-53.7%	3,555	11,030	16,206	-31.9%
	Total Revenues	256,298	255,176	0.4%	257,346	1,025,911	1,021,140	0.5%
Expenses
	Operating expenses	56,189	53,898	4.3%	57,503	223,091	218,672	2.0%
	Ground rent	9,165	8,186	12.0%	8,852	34,238	32,542	5.2%
	Real estate taxes	37,816	36,429	3.8%	38,930	156,103	151,736	2.9%
	Transaction related costs	3	322	-99.1%	—	134	3,746	-96.4%
		103,173	98,835	4.4%	105,285	413,566	406,696	1.7%

	Operating Income	153,125	156,341	-2.1%	152,061	612,345	614,444	-0.3%

	Interest expense & amortization of financing costs	54,682	52,470	4.2%	54,282	213,547	211,247	1.1%
	Depreciation & amortization	68,152	63,736	6.9%	66,987	265,605	252,270	5.3%

	Income before noncontrolling interest	30,291	40,135	-24.5%	30,792	133,193	150,927	-11.8%
Plus:	Real estate depreciation & amortization	68,134	63,720	6.9%	66,972	265,539	252,207	5.3%

	FFO Contribution	98,425	103,855	-5.2%	97,764	398,732	403,134	-1.1%

Less:	Non—building revenue	528	1,378	-61.7%	637	1,867	6,585	-71.6%

Plus:	Transaction related costs	3	322	-99.1%	—	134	3,746	-96.4%
	Interest expense & amortization of financing costs	54,682	52,470	4.2%	54,282	213,547	211,247	1.1%
	Non-real estate depreciation	18	16	12.5%	15	66	63	4.8%
	GAAP NOI	152,600	155,285	-1.7%	151,424	610,612	611,605	-0.2%

Cash Adjustments
Less:	Free rent (net of amortization)	5,067	2,852	0.0%	4,311	14,435	13,022	-11%
	Straightline revenue adjustment	7,377	9,218	8.0%	9,191	39,856	34,256	16.3%
	Rental income - FAS 141	6,710	6,212	8.0%	6,009	27,534	26,576	3.6%
Plus:	Ground lease straight-line adjustment	167	(173)	-196.5%	149	709	(1,136)	-162.4%
	Allowance for S/L tenant credit loss	1,722	799	115.5%	1,151	5,513	3,367	63.7%
	Cash NOI	$135,335	$137,629	-1.7%	$133,213	$535,009	$539,982	-0.9%

Operating Margins
	GAAP NOI to Real Estate Revenue, net	59.62%	61.23%		58.95%	59.59%	60.35%
	Cash NOI to Real Estate Revenue, net	52.88%	54.26%		51.86%	52.21%	53.28%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	63.21%	64.45%		62.40%	62.93%	63.56%
	Cash NOI before Ground Rent/Real Estate Revenue, net	55.79%	57.18%		54.86%	55.01%	56.16%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited ($000’s omitted)

	Principal		2012				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	12/31/2011	Coupon(1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
Secured fixed rate debt
673 First Avenue	29,906	5.67%	922	Feb-13		28,984	—	Open
609 Fifth Avenue	94,963	5.85%	1,616	Oct-13		92,062	—	Open
220 E 42nd Street	190,431	5.25%	4,525	Nov-13		182,342	—	Open
125 Park Avenue	146,250	5.75%	—	Oct-14		146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	129,098	7.22%	3,495	Oct-15		109,537	—	Open
500 West Putnam Avenue	24,563	5.52%	503	Jan-16		22,376	—	Open
420 Lexington Avenue	187,182	7.50%	2,002	Sep-16		175,740	—	Sep-12
1-6 Landmark Square	86,000	4.00%	1,514	Dec-16		77,936	—	Jun-13
300 Main Street	11,500	5.75%	—	Feb-17		11,500	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 W 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
110 E 42nd Street	65,000	5.81%	—	Jul-17		65,000	—	Open
1 Madison Avenue - South Building	626,739	5.91%	19,061	May-20		404,531	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	3,290,532	5.76%	33,638			2,965,766
Secured fixed rate debt - Other
609 Partners, LLC	31,721	5.00%	—	Jul-14		31,721	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	81,721	6.84%	—			81,721
Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-15		100,000	—	—
Unsecured notes	274,804	6.00%	—	Mar-16		275,000	—	Open
Revolving credit facility	30,000	3.20%	—	Nov-16		30,000	—	Open
Convertible notes	277,629	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	249,565	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	657	4.00%	—	Jun-25	(2)	657	—	Jun-15
Convertible notes	119,424	3.00%	—	Mar-27	(3)	120,157	—	Apr-12
	1,400,657	5.19%	—			1,469,392
Total Fixed Rate Debt/Wtd Avg	4,772,910	5.61%	33,638			4,516,879
Floating rate debt
Secured floating rate debt
521 Fifth Avenue (Libor +200 bps)	150,000	2.25%	—	Apr-13		150,000	—	Open
1515 Broadway (Libor + 250 bps)	450,363	3.50%	10,871	Dec-14		419,483	—	Open
180 Maiden Lane (Libor + 211.25 bps)	279,332	2.56%	7,934	Nov-16		240,923	—
	879,695	2.99%	18,805			810,406

Secured floating rate debt - Other
Senior mortgage (GBP Libor + 250 bps)	62,792	3.47%	—	Jun-13		62,792	—	Open
	62,792	3.47%	—			62,792

Unsecured floating rate debt
Revolving credit facility (Libor + 150 bps)	320,000	1.81%	—	Nov-16		320,000	—	Open
	320,000	1.81%	—			320,000

Total Floating Rate Debt/Wtd Avg	1,262,487	2.71%	18,805			1,193,198

Total Debt/Wtd Avg - Consolidated	6,035,397	5.00%	52,443			5,710,077

Total Debt/Wtd Avg - Joint Venture	1,824,515	4.97%

Weighted Average Balance & Interest Rate with SLG JV Debt	7,825,572	4.99%

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2012.

DEBT SUMMARY SCHEDULE - Joint Venture Unaudited ($000’s omitted)

				2012			As-Of
	Principal Outstanding - 12/31/11			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt

1604-1610 Broadway	27,000	12,150	5.66%	—	Apr-12	12,150	—	Open
100 Park Avenue	214,625	107,098	6.64%	1,167	Sep-14	103,579	—	Open
One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
11 West 34th Street	17,761	5,328	4.82%	81	Jan-16	4,977	—	Jan-12
280 Park Avenue	710,000	351,177	6.55%	—	Jun-16	341,953	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16	50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17	109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17	33,176	—	Open
141 Fifth Avenue	25,000	12,500	5.70%	—	Jun-17	12,500	—	Open
800 Third Avenue	20,910	8,981	6.00%	—	Aug-17	8,981	—	Open
388/390 Greenwich Street	1,106,757	559,995	5.19%	—	Dec-17	559,995	—	Open
Total Fixed Rate Debt/Wtd Avg	3,040,803	1,344,555	5.73%	1,248		1,331,461

Floating rate debt

29 West 34th Street (Libor + 165 bps)	53,900	26,950	1.90%	63	May-12	26,888	—	Open
379 West Broadway (Libor + 165 bps)	20,991	9,446	1.94%	—	Jul-12	9,446	—	Open
717 Fifth Avenue (Libor + 275 bps)	245,000	80,238	5.25%	—	Sep-12	80,238	—	Open
Meadows (Libor + 135 bps)	84,698	42,349	1.63%	789	Sep-12	41,561	—	Open
1552 Broadway (Libor + 300 bps)	95,405	47,703	3.28%	—	Aug-13	47,703	—	Open
16 Court Street (Libor + 250 bps)	85,728	30,005	2.75%	—	Oct-13	30,005	—	Open
180-182 Broadway (Libor + 275 bps)	30,722	7,834	3.00%	—	Dec-13	7,834	—	Open
747 Madison (Libor + 275 bps)	33,125	11,041	3.02%	—	Oct-14	11,041	—	Open
3 Columbus Circle (Libor + 210 bps)	254,896	124,644	2.47%	3,734	Jan-16	111,380	—	Open
Mezzanine Debt (Libor + 90 bps)	30,000	15,000	1.15%	—	Jun-16	15,000	—	Open
600 Lexington Avenue (Libor + 200 bps)	125,000	68,750	2.38%	342	Oct-17	58,097	—	Open
388/390 Greenwich Street (Libor + 115 bps)	31,622	16,000	1.43%	—	Dec-17	16,000	—	Open
Total Floating Rate Debt/Wtd Avg	1,091,087	479,960	2.85%	4,928		455,192

Total Joint Venture Debt/Wtd Avg	4,131,890	1,824,515	4.97%	6,175		1,786,652

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	44.7%		Less than 60%
Fixed Charge Coverage	1.95	x	Greater than 1.5X

DEBT SUMMARY SCHEDULE - Reckson Unaudited ($000’s omitted)

Consolidated

	Principal		2012				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	12/31/2011	Coupon(1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	500,000	5.12%	—			450,608

Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Unsecured notes	274,804	6.00%	—	Mar-16		275,000	—	Open
Revolving credit facility	30,000	3.20%	—	Nov-16		30,000	—	Open
Unsecured notes	249,565	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	657	4.00%	—	Jun-25	(2)	657	—	Jun-15
	903,604	6.10%	—			904,235

Total Fixed Rate Debt/Wtd Avg	1,403,604	5.75%				1,354,843

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (Libor + 150 bps)	320,000	1.81%	—	Nov-16		320,000	—	Open
Total Floating Rate Debt/Wtd Avg	320,000	1.81%	—			320,000

Total Debt/Wtd Avg - Consolidated	1,723,604	5.02%	—			1,674,843

Joint Venture

				2012			As-Of
	Principal Outstanding - 12/31/11			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt

One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
Total Debt/Wtd Avg - Joint Venture	315,000	94,500	4.91%	—		94,500

Total Debt/Wtd Avg - Consolidated + Joint Venture		1,818,104	5.01%	—		1,769,343

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Reckson Unsecured Notes Covenants
	Actual	Required
Total Debt / Total Assets	35.0%	Less than 60%
Secured Debt / Total Assets	10.0%	Less than 40%
Debt Service Coverage	3.1	Greater than 1.5
Unencumbered Assets / Unsecured Debt	303.0%	Greater than 150%

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	46.7%		Less than 60%
Fixed Charge Coverage	3.65	x	Greater than 1.5X
Secured Debt / Total Assets	11.1%		Less than 40%
Unsecured Debt / Unencumbered Assets	50.8%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated ($000’s omitted)

	2012 Scheduled	2013 Scheduled	2014 Scheduled	2015 Scheduled	Deferred Land	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Lease Obligations (1)	Maturity

Operating Leases
625 Madison Avenue (2)	$4,613	$4,613	$4,613	$4,613	$—	2022	(3)
461 Fifth Avenue (2)	2,100	2,100	2,100	2,100	—	2027	(4)
420 Lexington Avenue (2)	10,933	10,933	10,933	10,933	—	2029	(5)(6)
711 Third Avenue (2)	5,250	5,250	5,250	5,250	—	2033
673 First Avenue	3,010	3,010	3,010	3,010	18,495	2037
1185 Avenue of the Americas (2)	6,909	6,909	6,909	6,909	—	2043
1055 Washing Blvd, Stamford (2)	615	615	615	615	—	2090

Total	$33,430	$33,430	$33,430	$33,430	$18,495

Capitalized Lease
673 First Avenue	$1,555	$1,555	$1,555	$1,593	$17,112	2037

(1) Per the balance sheet at December 31, 2011.

(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.

(3) Subject to renewal at the Company’s option through 2054.

(4) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(5) Subject to renewal at the Company’s option through 2080.

(6) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield (2)

9/30/2010	$907,936	$919,252	9.13%	7.27%

Debt originations/accretion (1)	$82,044
Preferred Equity originations/accretion	$941
Redemptions/Sales/Amortization/Reserves	$(27,149)
12/31/2010	$963,772	$926,440	7.93%	7.90%

Debt originations/accretion (1)	$104,642
Preferred Equity originations/accretion	$1,142
Redemptions/Sales/Amortization/Reserves	$(490,269)
3/31/2011	$579,287	$883,368	7.37%	6.19%

Debt originations/accretion (1)	$56,130
Preferred Equity originations/accretion	$987
Redemptions/Sales/Amortization/Reserves	$(53,986)
6/30/2011	$582,418	$579,434	6.12%	6.28%

Debt originations/accretion (1)	$99,171
Preferred Equity originations/accretion	$254,019
Redemptions/Sales/Amortization/Reserves	$(38,580)
9/30/2011	$897,028	$811,836	7.99%	8.02%

Debt originations/accretion (1)	$102,026
Preferred Equity originations/accretion	$4,373
Redemptions/Sales/Amortization/Reserves	$(17,485)
12/31/2011	$985,942	$961,012	8.20%	8.36%

(1) Accretion includes original issue discounts and compounding investment income.

(2) Includes interest, origination fees and amortized discount recognized in the last month of the quarter.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance (1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield

New York City

Senior Mortgage Debt	$3,000	$28,500	$207	42.27%	14.00%

Junior Mortgage Participation	$139,067	$1,781,099	$508	9.32%	9.35%

Mezzanine Debt	$383,534	$1,250,000	$752	7.69%	7.92%

Preferred Equity	$345,061	$1,406,260	$374	9.89%	10.26%

Other

Senior Mortgage Debt	$86,939	$0	$815	2.78%	2.86%

Mezzanine Debt	$8,391	$796,693	$186	3.77%	3.86%

Preferred Equity	$19,950	$975,890	$227	5.47%	1.74%

Balance as of 12/31/11	$985,942	$6,238,442	$546	8.20%	8.36%

Current Maturity Profile (2)

(1) Approximately 30.4% of our investments are indexed to LIBOR and are prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) The weighted maturity is 3.0 years.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments ($000’s omitted)

				Senior		Current
Investment Type	Book Value (1)	Location	Collateral Type	Financing	Last $ PSF	Yield

Preferred Equity	$203,081	New York City	Office	926,260	$447	8.82%
Preferred Equity	141,980	New York City	Office	480,000	$269	12.33%
Mortgage and Mezzanine	108,817	New York City	Office	1,109,000	$1,109	2.67%
Mortgage Loan	86,339	London, U.K.	Office	—	$821	2.88%
Mortgage and Mezzanine	64,973	New York City	Office/Retail	205,000	$390	8.16%
Mezzanine Loan	60,000	New York City	Office	170,000	$337	10.06%
Junior Mortgage Participation	49,000	New York City	Office	133,000	$475	8.77%
Mortgage and Mezzanine	46,416	New York City	Office	171,549	$432	9.64%
Mezzanine Loan	40,375	New York City	Office/Retail	165,000	$1,722	9.87%
Mezzanine Loan	35,000	New York City	Office/Retail	55,000	$1,119	10.42%

Total	$835,981			$3,414,809		8.20%

(1) Net of unamortized fees, discounts, and reserves

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-11		Sep-11	Jun-11	Mar-11	Dec-10	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	3	70.9		70.8	70.5	59.9	59.9	27,249,372	3	2	13
120 West 45th Street	Midtown	Fee Interest	1	440,000	1	84.3		85.3	86.6	87.6	99.0	22,021,056	2	2	25
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	95.2		95.5	91.4	92.4	92.4	47,646,300	5	4	31
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	1	85.6		86.1	85.8	86.9	89.5	21,413,532	2	2	81
333 West 34th Street	Penn Station	Fee Interest	1	345,400	1	90.2		90.2	90.2	90.2	78.5	12,904,176	1	1	3
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	90.3		86.4	87.5	89.7	89.9	59,331,852	7	5	218
461 Fifth Avenue (1)	Midtown	Leasehold Interest	1	200,000	1	98.8		98.8	98.8	98.8	96.9	15,236,376	2	1	16
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	90.8		90.8	95.4	95.4	93.9	47,281,632	5	4	21
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.2		99.2	99.2	99.2	96.1	32,135,868	4	3	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	84.7		84.2	83.0	85.0	85.0	13,232,748	1	1	9
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	94.6		94.6	94.6	98.9	99.0	42,182,353	5	4	24
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	99.7		99.7	99.7	99.7	99.7	18,591,432	2	2	9
711 Third Avenue (2)	Grand Central North	Leasehold Interest	1	524,000	2	94.8		94.2	94.2	93.3	87.6	27,602,868	3	2	18
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	2	97.1		97.1	97.1	98.7	97.2	39,846,708	4	3	31
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	86.4		86.4	84.2	81.5	80.4	40,238,592	4	4	40
919 Third Avenue (3)	Grand Central North	Fee Interest	1	1,454,000	5	99.9		99.9	99.9	99.9	99.9	87,346,332		4	14
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	3	99.9		99.9	99.9	99.5	97.6	75,492,684	8	7	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	90.0		91.5	87.1	87.4	86.1	32,582,868	4	3	40
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	99.8		99.8	99.8	99.8	99.8	67,536,096	8	6	2
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	96.9		96.9	96.9	96.9	99.5	4,947,864	1	0	17

Subtotal / Weighted Average			20	14,178,700	45%	92.9%		92.7%	92.5%	92.1%	91.4%	$734,820,709	72%	60%	642

“Non Same Store”
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	0	95.5		—	—	—	—	6,978,300	1	1	90
110 East 42nd Street	Grand Central	Fee Interest	1	205,000	1	69.9		71.2	72.6	—	—	6,682,056	1	1	19
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	70.0		94.0	94.0	94.2	99.1	24,657,036	3	2	17
180 Maiden Lane (4)	Financial East	Fee Interest	1	1,090,000	3	97.7		—	—	—	—	52,810,680		2	5
521 Fifth Avenue	Grand Central	Fee Interest	1	460,000	1	90.9		92.1	88.9	83.3	80.7	23,224,260	3	2	47
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0		100.0	98.5	98.5	98.0	107,373,252	12	9	13

Subtotal / Weighted Average			6	4,251,245	14%	92.5%		95.6%	94.3%	95.0%	95.4%	$221,725,584	19%	17%	191

Total / Weighted Average Manhattan Consolidated Properties			26	18,429,945	59%	92.8%		93.2%	92.8%	92.6%	92.1%	$956,546,293	91%	77%	833

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	95.0		95.0	95.0	93.2	91.9	51,129,624		2	35
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	84.3		80.9	80.9	80.9	80.8	25,080,396		1	36
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	8	100.0		100.0	100.0	100.0	100.0	104,501,052		5	1
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	34,761,204		1	1

Subtotal / Weighted Average			5	4,669,000	15%	97.3%		97.0%	97.0%	96.6%	96.4%	$215,472,276		9%	73

“Non Same Store”
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	4	74.5		78.2	78.2	—	—	71,915,628		3	33
600 Lexington Avenue - 55%	Eastside	Fee Interest	1	303,515	1	72.6		77.8	80.9	81.9	84.6	14,216,808		1	23

Subtotal / Weighted Average			2	1,522,673	5%	74.1%		78.2%	78.8%	81.9%	84.6%	$86,132,436		4%	56

Total / Weighted Average Unconsolidated Properties			7	6,191,673	20%	91.6%		92.3%	92.5%	95.7%	95.7%	$301,604,712		13%	129

Manhattan Grand Total / Weighted Average			33	24,621,618	78%	92.5%		93.0%	92.7%	93.3%	92.9%	$1,258,151,005			962
Manhattan Grand Total - SLG share of Annualized Rent												$1,031,117,133		90%
Manhattan Same Store Occupancy % - Combined				18,847,700	77%	94.0	%(5)	93.8%	93.6%	93.2%	92.7%

Portfolio Grand Total			64	31,426,318	100%	91.2%		91.4%	91.3%	91.7%	91.6%	$1,431,524,857			1,385
Portfolio Grand Total - SLG Share of Annualized Rent												$1,141,412,826		100%

(1) SL Green holds an option to acquire the fee interest on this building.

(2) SL Green owns 50% of the building fee.

(3) SL Green holds a 51% interest in this consolidated joint venture asset.

(4) SL Green holds a 49.9% interest in this consolidated joint venture asset.

(5) Excluding 100 Church Street, which is in lease-up, occupancy would be 95.4% as of December 31, 2011.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY

1100 King Street	Rye Brook, Westchester	Fee Interest	6	540,000	2	75.4	75.5	73.7	74.7	74.7	10,868,568	1	1	26
520 White Plains Road	Tarrytown, Westchester	Fee Interest	1	180,000	1	73.6	73.6	73.6	72.5	72.5	3,654,936	0	0	9
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	1	178,000	1	85.5	84.9	84.9	84.4	84.9	3,186,120	0	0	13
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	250,000	1	61.2	61.2	61.2	59.8	60.6	2,808,780	0	0	8
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	245,000	1	87.5	87.5	92.4	92.4	92.4	6,348,204	1	1	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	228,000	1	78.1	76.2	76.2	76.2	76.2	4,105,068	0	1	7
140 Grand Street	White Plains, Westchester	Fee Interest	1	130,100	0	93.6	95.3	94.4	94.4	94.4	4,004,304	0	0	10
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	1	384,000	1	94.3	94.3	94.3	94.6	90.5	13,043,124	1	1	16
Westchester, NY Subtotal/Weighted Average			13	2,135,100	8%	80.6%	80.5%	80.6%	80.6%	80.0%	$48,019,104	5%	5%	96

“Same Store” Connecticut
Landmark Square	Stamford, Connecticut	Fee Interest	6	826,000	3	82.6	81.5	85.3	83.0	88.7	18,359,388	2	2	99
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	88.5	88.5	88.5	88.5	84.5	4,001,172		0	7
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.6	93.6	93.6	91.6	95.4	7,127,976		0	9
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	84.5	87.7	89.2	91.3	86.6	5,800,368	1	1	21
300 Main Street	Stamford, Connecticut	Fee Interest	1	130,000	0	88.8	87.0	87.0	89.0	89.0	1,773,252	0	0	18
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	53.3	47.7	48.7	50.2	50.2	2,214,900	0	0	15
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	51.3	51.2	51.2	51.2	68.2	2,678,124	0	0	9
Connecticut Subtotal/Weighted Average			12	1,727,900	4%	80.3%	79.5%	81.5%	80.8%	84.3%	$41,955,180	3%	3%	178

Total / Weighted Average Consolidated Properties			25	3,863,000	12%	80.5%	80.1%	81.0%	80.7%	81.9%	$89,974,284	9%	8%	274

UNCONSOLIDATED PROPERTIES
“Same Store”
One Court Square - 30%	Long Island City, New York	Fee Interest	1	1,402,000	4	100.0	100.0	100.0	100.0	100.0	39,819,192		1	1
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	79.0	78.2	78.8	79.5	83.2	11,685,804		1	49
16 Court Street - 35%	Brooklyn, NY	Fee Interest	1	317,600	1	90.3	89.9	88.7	88.5	87.5	10,340,508		0	66
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	95.2	95.3	95.3	95.3	95.3	21,554,064		0	33
Total / Weighted Average Unconsolidated Properties			6	2,941,700	9%	93.8%	93.6%	93.6%	93.7%	94.3%	$83,399,568		2%	149

Suburban Grand Total / Weighted Average			31	6,804,700	22%	86.2%	85.9%	86.4%	86.3%	87.3%	$173,373,852			423
Suburban Grand Total - SLG share of Annualized Rent											$110,295,692		10%
Suburban Same Store Occupancy % - Combined				6,804,700	100%	86.2%	85.9%	86.4%	86.3%	87.3%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

												Gross Total
RETAIL												Book Value
141 Fifth Avenue - 50%	Flatiron	Fee Interest	1	13,000	4	100.0	100.0	100.0	100.0	100.0	2,605,440	14,921,159	5	2
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	3	100.0	100.0	—	—	—	5,004,000	66,737,118	7	1
1604 Broadway - 63%	Times Square	Leasehold Interest	1	29,876	9	23.7	23.7	23.7	23.7	23.7	2,001,902	7,490,827	5	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	5	100.0	100.0	100.0	100.0	100.0	1,802,500	15,382,405	2	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	9	100.0	100.0	100.0	100.0	100.0	6,845,232	23,349,965	14	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	4	100.0	100.0	100.0	100.0	100.0	4,242,720	47,967,830	9	2
379 West Broadway - 45% (2)	Cast Iron/Soho	Leasehold Interest	1	62,006	18	100.0	100.0	100.0	100.0	100.0	3,512,880	22,216,815	6	5
717 Fifth Avenue - 32.75%	Midtown/Plaza District	Fee Interest	1	119,550	34	89.4	79.4	79.4	75.8	75.8	33,579,792	279,810,004	45	7
Williamsburg Terrace	Brooklyn, NY	Fee Interest	1	52,000	15	100.0	100.0	100.0	100.0	100.0	1,575,069	16,357,696	6	3
Total / Weighted Average Retail Properties			9	349,282	100%	89.9%	85.1%	85.8%	84.5%	84.5%	$61,169,535	$494,233,818	100%	24

DEVELOPMENT
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	741,500	53	16.8	19.7	19.7	20.1	—	12,399,200	497,898,974	69	26
125 Chubb Way	Lyndhurst, NJ	Fee Interest	1	278,000	20	32.1	32.1	10.7	10.7	10.7	1,918,123	48,086,026	22	2
150 Grand Street	White Plains, NY	Fee Interest	1	85,000	6	26.0	18.3	14.5	15.8	15.8	527,160	16,094,456	6	14
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	35,897	3	59.7	59.7	—	—	—	—	137,384,070	—	2
7 Renaissance Square - 50%	White Plains, NY	Fee Interest	1	65,641	5	—	—	—	—	—	—	4,785,754	—	—
180-182 Broadway - 25.5%	Cast Iron/Soho	Fee Interest	2	153,000	11	—	—	—	—	—	—	68,106,006	—	—
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	3	10.8	10.8	10.8	10.8	10.8	287,664	9,313,944	3	1
Total / Weighted Average Development Properties			9	1,395,838	100%	18.7%	19.8%	14.1%	15.3%	8.8%	$15,132,147	$781,669,230	100%	45

LAND
2 Herald Square (3)	Herald Square/Penn Station	Fee Interest	1	354,400	30	100.0	100.0	100.0	100.0	100.0	9,000,000	229,336,692	39
885 Third Avenue (3)	Midtown/Plaza District	Fee Interest	1	607,000	52	100.0	100.0	100.0	100.0	100.0	11,095,000	329,943,115	48
292 Madison Avenue (3)	Grand Central South	Fee Interest	1	203,800	17	100.0	100.0	100.0	100.0	100.0	3,150,000	68,008,083	14
Total / Weighted Average Land			3	1,165,200	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$23,245,000	$627,287,890	100%

(2) SL Green holds an option to acquire the fee interest on this property.

(3) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
333 West 34th Street	Penn Station	Fee Interest	345,400	3	90.2	90.2	90.2	90.2	78.5	12,904,176	4	4	3
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	98.8	98.8	98.8	98.8	96.9	15,236,376	5	4	16
555 West 57th Street	Midtown West	Fee Interest	941,000	9	99.2	99.2	99.2	99.2	96.1	32,135,868	11	9	11
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	97.1	97.1	97.1	98.7	97.2	39,846,708	13	11	31
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	86.4	86.4	84.2	81.5	80.4	40,238,592	13	11	40
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	14	99.9	99.9	99.9	99.9	99.9	87,346,332		12	14
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	10	99.9	99.9	99.9	99.5	97.6	75,492,684	25	21	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	5	90.0	91.5	87.1	87.4	86.1	32,582,868	11	9	40

Total / Weighted Average Consolidated Properties			6,036,400	59%	96.4%	96.5%	95.9%	95.7%	93.7%	$335,783,604	82%	80%	174

Grand Total / Weighted Average			6,036,400	59%	96.4%	96.5%	95.9%	95.7%	93.7%	$335,783,604			174
Grand Total - SLG share of Annualized Rent										$292,983,901		80%

Suburban Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Dec-11	Sep-11	Jun-11	Mar-11	Dec-10	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	74.9	74.9	74.9	74.9	74.9	1,549,392	1	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.3	80.3	80.3	79.4	79.4	1,369,176	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.1	80.1	80.1	80.1	80.1	1,914,936	1	1	5
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	59.4	59.4	49.0	55.9	55.9	1,589,052	1	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	79.2	79.9	79.9	79.9	79.9	1,994,208	1	1	7
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	78.2	78.2	78.2	78.2	78.2	2,451,804	1	1	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	180,000	2	73.6	73.6	73.6	72.5	72.5	3,654,936	1	1	9
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	178,000	2	85.5	84.9	84.9	84.4	84.9	3,186,120	1	1	13
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	250,000	2	61.2	61.2	61.2	59.8	60.6	2,808,780	1	1	8
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	245,000	2	87.5	87.5	92.4	92.4	92.4	6,348,204	2	2	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	228,000	2	78.1	76.2	76.2	76.2	76.2	4,105,068	1	1	7
140 Grand Street	White Plains, Westchester	Fee Interest	130,100	1	93.6	95.3	94.4	94.4	94.4	4,004,304	1	1	10
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	384,000	4	94.3	94.3	94.3	94.6	90.5	13,043,124	4	4	16
680 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	133,000	1	88.5	88.5	88.5	88.5	84.5	4,001,172		1	7
750 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.6	93.6	93.6	91.6	95.4	7,127,976		1	9
1055 Washington Avenue	Stamford, Connecticut	Leasehold Interest	182,000	2	84.5	87.7	89.2	91.3	86.6	5,800,368	2	2	21
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	53.3	47.7	48.7	50.2	50.2	2,214,900	1	1	15

Total / Weighted Average Consolidated Properties			2,785,500	27%	80.7%	80.6%	80.8%	80.8%	80.2%	$67,163,520	18%	17%	148

UNCONSOLIDATED PROPERTIES
“Same Store”
One Court Square - 30%	Long Island City, New York	Fee Interest	1,402,000	14	100.0	100.0	100.0	100.0	100.0	39,819,192		3	1

Total / Weighted Average Unconsolidated Properties			1,402,000	14%	100.0%	100.0%	100.0%	100.0%	100.0%	$39,819,192		3%	1

Grand Total / Weighted Average			4,187,500	41%	87.2%	87.1%	87.2%	87.3%	86.8%	$106,982,712			149
Grand Total - SLG share of Annualized Rent										$73,655,995		20%

Reckson Portfolio Grand Total			10,223,900	100%	92.6%	92.6%	92.3%	92.2%	90.9%	$442,766,316			323
Portfolio Grand Total - SLG Share of Annualized Rent										$366,639,896	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

Wholly Owned Portfolio + Allocated JV Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd & Court Square	Various	4,425,032	$163,600,945	(1)	$36.97	11.4%	$82,128,477	7.2%	A-
Viacom International, Inc.	1515 Broadway	2015 & 2020	1,271,881	78,331,587		$61.59	5.5%	78,331,587	6.9%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 280 Park Avenue	2012, 2014 & 2020	1,250,893	72,916,684		$58.29	5.1%	72,916,684	6.4%	A+
AIG Employee Services, Inc.	180 Maiden Lane	2014	803,222	41,826,044		$52.07	2.9%	20,879,561	1.8%	A-
Random House, Inc.	1745 Broadway	2018	644,598	34,761,205		$53.93	2.4%	11,213,965	1.0%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	40,522,397		$65.43	2.8%	20,666,422	1.8%
Omnicom Group, Inc.	220 East 42nd Street & 420 Lexington Avenue	2017	494,476	20,406,901		$41.27	1.4%	20,406,901	1.8%	BBB+
The City of New York	16 Court Street & 100 Church Street	2013, 2014 & 2017	345,903	14,378,610		$41.57	1.0%	13,316,641	1.2%
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	14,901,197		$43.93	1.0%	14,901,197	1.3%
Ralph Lauren Corporation	625 Madison Avenue & 379 West Broadway	2017 & 2019	295,965	18,703,761		$63.20	1.3%	18,703,761	1.6%	A-
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,298,482		$36.47	0.7%	10,298,482	0.9%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	15,802,296		$60.04	1.1%	8,059,171	0.7%
The Metropolitan Transportation Authority	333 West 34th Street & 420 Lexington Avenue	2016 & 2021	242,663	8,689,671		$35.81	0.6%	8,689,671	0.8%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	9,317,434		$40.03	0.7%	9,317,434	0.8%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,322,447		$23.37	0.4%	5,322,447	0.5%
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	9,964,354		$44.60	0.7%	4,974,205	0.4%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2016	213,456	10,579,436		$49.56	0.7%	9,534,724	0.8%	AA
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2012, 2015 & 2030	207,136	7,414,626		$35.80	0.5%	6,869,478	0.6%
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	204,076	5,715,694		$28.01	0.8%	5,715,694	1.1%	A-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	11,983,375		$66.00	0.8%	11,983,375	1.0%	BBB
HF Management Services LLC	100 Church Street	2032	172,577	5,004,733		$29.00	0.3%	5,004,733	0.4%
Fuji Color Processing Inc.	200 Summit Lake Drive	2013	165,880	5,210,673		$31.41	0.4%	5,210,673	0.5%	AA-
King & Spalding	1185 Avenue of the Americas	2025	162,243	9,766,164		$60.19	0.7%	9,766,164	0.9%
United Nations	220 East 42nd Street	2014, 2017, 2021 & 2022	162,146	7,148,961		$44.09	0.5%	7,148,961	0.6%
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,374,080		$82.70	0.9%	13,374,080	1.2%	BBB+
National Football League	280 Park Avenue	2012	159,368	11,665,803		$73.20	0.8%	5,770,081	0.5%
National Hockey League	1185 Avenue of the Americas	2022	148,217	11,440,497		$77.19	0.8%	11,440,497	1.0%
New York Hospitals Center/Mount Sinai	625 Madison Avenue & 673 First Avenue	2016, 2021 & 2026	146,917	6,617,304		$45.04	0.5%	6,617,304	0.6%
D.E. Shaw and Company L.P.	120 West 45th Street	2013, 2015 & 2021	145,964	9,046,667		$61.98	0.6%	9,046,667	0.8%
Banque National De Paris	919 Third Avenue	2016	145,834	9,174,537		$62.91	0.6%	4,679,014	0.4%

Total			14,339,845	$683,886,566	(1)	$47.69	48.2%	$512,288,053	45.5%

Wholly Owned Portfolio + Allocated JV Properties			31,426,318	$1,431,524,857	(1)	$45.55		$1,141,412,826

(1) - Reflects the net rent of $39.66 PSF for the 388-390 Greenwich Street lease.  If this lease were included on a gross basis, Citigroup’s total  PSF annualized rent would be $47.66.

Total PSF annualized rent for the largest tenants would be $50.99 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $47.06.

(2) - 43% of Portfolio’s largest tenants have investment grade credit ratings. 32% of SLG share of annualized rent is derived from these tenants.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Based on SLG Share of Base Rental Revenue

Leasing Activity - Manhattan Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Rent/Rentable SF ($’s)(1)

Vacancy at 9/30/11			1,641,756

Add: Acquired Vacancies	51 East 42nd Street		6,440

	180 Maiden Lane		25,327

Space which became available during the Quarter (A):
Office
	110 East 42nd Street	3	5,111	5,111	$47.31
	120 West 45th Street	1	15,981	15,981	$62.05
	125 Park Avenue	10	146,137	146,137	$47.48
	220 East 42nd Street	1	2,076	2,676	$61.02
	280 Park Avenue	2	45,617	45,617	$73.84
	317 Madison Avenue	1	2,906	3,106	$57.13
	331 Madison Avenue	1	3,000	3,000	$41.58
	420 Lexington Avenue	7	10,598	22,296	$50.74
	461 Fifth Avenue	2	12,988	13,132	$77.86
	521 Fifth Avenue	1	5,822	5,822	$39.78
	555 West 57th Street	1	2,900	2,900	$36.50
	600 Lexington Avenue	4	27,495	26,871	$66.70
	609 Fifth Avenue	1	551	631	$75.61
	625 Madison Avenue	1	25,334	25,839	$75.00
	1350 Avenue of the Americas	7	59,647	60,129	$58.27
	Total/Weighted Average	43	366,163	379,248	$57.43

Retail
	220 East 42nd Street	1	2,000	2,400	$42.55
	Total/Weighted Average	1	2,000	2,400	$42.55

Storage
	280 Park Avenue	1	204	204	$29.41
	317 Madison Avenue	1	59	63	$25.00
	420 Lexington Avenue	1	47	50	$12.00
	521 Fifth Avenue	1	83	140	$25.00
	600 Lexington Avenue	1	148	148	$30.00
	1515 Broadway	1	145	171	$35.00
	Total/Weighted Average	6	686	776	$28.48

	Total Space which became available during the Quarter
	Office	43	366,163	379,248	$57.43
	Retail	1	2,000	2,400	$42.55
	Storage	6	686	776	$28.48
		50	368,849	382,424	$57.27

	Total Available Space		2,042,372

(1)	Escalated Rent is calculated as Total Annual Income less Electric Charges.
(A)	Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space as of 12/31/11				2,042,372

Office
	110 East 42nd Street	1	3.6	2,313	2,313	$46.00	$46.53	$2.08	—
	120 West 45th Street	2	7.5	11,668	11,917	$49.01	$56.93	$20.29	4.8
	317 Madison Avenue	1	2.0	952	1,180	$40.00	$—	$—	—
	331 Madison Avenue	1	3.0	3,000	3,704	$38.00	$33.68	$3.29	—
	420 Lexington Avenue	16	6.4	57,234	52,726	$47.75	$55.13	$52.21	2.2
	461 Fifth Avenue	2	9.5	12,988	13,842	$68.28	$73.87	$37.56	9.0
	555 West 57th Street	1	15.1	3,038	3,375	$40.00	$31.36	$55.00	11.0
	600 Lexington Avenue	2	8.1	11,935	11,962	$69.45	$68.69	$44.76	3.3
	609 Fifth Avenue	2	10.3	1,423	1,659	$58.41	$—	$73.84	4.6
	625 Madison Avenue	1	10.8	25,228	24,056	$62.00	$73.30	$65.00	10.0
	711 Third Avenue	1	3.1	3,016	3,586	$47.00	$—	$11.15	1.0
	800 Third Avenue	3	8.7	17,738	18,067	$54.82	$47.50	$—	4.2
	1350 Avenue of the Americas	6	7.7	51,565	52,825	$56.24	$56.55	$22.95	3.6
	Total/Weighted Average	39	7.9	202,098	201,212	$54.79	$59.24	$35.74	4.4

Retail
	100 Church Street	1	10.0	1,743	1,764	$30.00	$—	$—	6.0
	125 Park Avenue	1	10.0	815	906	$150.00	$133.40	$—	3.0
	1185 Avenue of the Americas	1	10.0	779	787	$70.00	$72.76	$—	4.0
	Total/Weighted Average	3	10.0	3,337	3,457	$70.56	$105.21	$—	4.8

Storage
	125 Park Avenue	1	10.0	750	875	$25.00	$21.43	$—	3.0
	220 East 42nd Street	1	9.3	571	543	$25.00	$17.88	$—	—
	521 Fifth Avenue	1	10.3	83	140	$25.00	$25.00	$—	—
	1515 Broadway	1	1.0	145	171	$35.00	$35.00	$—	—
	Total/Weighted Average	4	8.9	1,549	1,729	$25.99	$21.94	$—	1.5

Leased Space
	Office (3)	39	7.9	202,098	201,212	$54.79	$59.24	$35.74	4.4
	Retail	3	10.0	3,337	3,457	$70.56	$105.21	$—	4.8
	Storage	4	8.9	1,549	1,729	$25.99	$21.94	$—	1.5
	Total	46	7.9	206,984	206,398	$54.82	$59.33	$34.84	4.4

Total Available Space as of 12/31/11				1,835,388

Early Renewals
Office
	220 East 42nd Street	2	1.5	4,061	4,251	$41.20	$43.63	$—	—
	280 Park Avenue	2	3.6	52,857	55,024	$101.70	$86.53	$7.16	—
	317 Madison Avenue	1	5.0	1,275	1,358	$40.00	$38.49	$—	—
	420 Lexington Avenue	1	6.2	938	995	$45.00	$42.42	$—	—
	485 Lexington Avenue	1	5.0	11,375	11,665	$56.00	$71.02	$—	1.0
	600 Lexington Avenue	1	10.0	6,780	6,780	$75.00	$78.77	$29.44	1.0
	800 Third Avenue	1	1.3	22,400	22,600	$64.37	$46.92	$—	—
	919 Third Avenue	1	10.0	99,660	108,819	$55.00	$44.59	$15.00	1.0
	Total/Weighted Average	10	6.9	199,346	211,492	$68.43	$58.24	$10.52	0.6

Retail
	100 Church Street	1	5.0	3,000	2,799	$59.00	53.94	$—	1.0
	625 Madison Avenue	1	1.0	8,201	8,487	$382.19	201.78	$—	—
	Total/Weighted Average	2	2.0	11,201	11,286	$302.04	$165.12	$—	0.2

Storage
	750 Third Avenue	1	5.0	250	250	$28.14	29.52	$—	—
	919 Third Avenue	1	10.0	1,042	1,379	$30.00	25.57	$—	—
	Total/Weighted Average	2	9.2	1,292	1,629	$29.71	$26.18	$—	—

Renewals
	Early Renewals Office	10	6.9	199,346	211,492	$68.43	$58.24	$10.52	0.6
	Early Renewals Retail	2	2.0	11,201	11,286	$302.04	$165.12	$—	0.2
	Early Renewals Storage	2	9.2	1,292	1,629	$29.71	$26.18	$—	—
	Total	14	6.7	211,839	224,407	$79.90	$63.38	$9.92	0.6

(1)	Annual initial Base Rent.
(2)	Escalated Rent is calculated as Total Annual Income less Electric Charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $55.26/rsf for 143,268 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $63.11/rsf for 354,760 rentable SF.

Leasing Activity - Suburban Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Rent/Rentable SF ($’s)(1)

Vacancy at 9/30/11			1,054,999

Space which became available during the Quarter (A):
Office
	1100 King Street - 5 Int’l Drive	1	637	637	$30.56
	115-117 Stevens Avenue	1	3,096	3,096	$24.99
	140 Grand Street	2	7,485	7,485	$31.34
	1 Landmark Square	3	9,397	9,397	$38.24
	2 Landmark Square	2	6,128	6,128	$31.71
	3 Landmark Square	3	10,830	10,830	$33.95
	300 Main Street	1	1,060	1,175	$30.92
	1010 Washington Boulevard	1	688	688	$20.36
	1055 Washington Boulevard	2	8,923	8,923	$34.12
	Jericho Plaza	1	572	572	$20.52
	16 Court Street	3	3,009	3,404	$39.05
	Total/Weighted Average	20	51,825	52,335	$33.48

Retail
	1 Landmark Square	1	1,524	1,524	$38.00
	Total/Weighted Average	1	1,524	1,524	$38.00

Storage
	5 Landmark Square	1	240	240	$15.00
	1055 Washington Boulevard	1	130	130	$15.00
	Jericho Plaza	1	1,312	1,312	$15.65
	Total/Weighted Average	3	1,682	1,682	$15.51

	Total Space which became available during the Quarter
	Office	20	51,825	52,335	$33.48
	Retail	1	1,524	1,524	$38.00
	Storage	3	1,682	1,682	$15.51
		24	55,031	55,541	$33.06

	Total Available Space		1,110,030

(1)  Escalated Rent is calculated as Total Annual Income less Electric Charges.

(A)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space as of 12/31/11				1,110,030

Office
	115-117 Stevens Avenue	1	10.5	4,176	4,176	$21.00	$—	$39.67	6.0
	500 Summit Lake Drive	2	7.3	4,349	4,349	$23.29	$—	$29.47	4.9
	140 Grand Street	1	1.0	5,350	5,350	$32.77	$32.77	$—	—
	1 Landmark Square	5	6.3	18,272	18,272	$32.47	$40.66	$15.43	3.6
	2 Landmark Square	2	1.0	6,128	6,128	$31.71	$31.71	$—	—
	3 Landmark Square	3	3.6	12,435	13,435	$30.49	$31.25	$19.41	1.3
	300 Main Street	3	2.9	3,373	3,488	$26.02	$30.43	$0.41	1.4
	1010 Washington Boulevard	4	6.2	8,810	8,810	$32.69	$42.53	$47.33	3.5
	1055 Washington Boulevard	1	1.0	3,360	3,360	$23.00	$—	$2.00	—
	The Meadows	1	5.0	4,625	4,625	$27.00	$—	$23.00	—
	Jericho Plaza	1	9.6	1,312	1,312	$18.00	$15.65	$18.00	—
	16 Court Street	3	7.0	4,220	5,284	$33.25	$38.45	$37.73	1.4
	Total/Weighted Average	27	5.0	76,410	78,589	$29.80	$33.91	$20.24	2.2

Retail
	1 Landmark Square	1	5.7	338	338	$33.00	$—	$—	—
	Total/Weighted Average	1	5.7	338	338	$33.00	$—	$—	—

Storage
	500 West Putnam Avenue	1	26.0	100	225	$15.00	$—	$—	—
	Total/Weighted Average	1	26.0	100	225	$15.00	$—	$—	—

Leased Space
	Office (3)	27	5.0	76,410	78,589	$29.80	$33.91	$20.24	2.2
	Retail	1	5.7	338	338	$33.00	$—	$—	—
	Storage	1	26.0	100	225	$15.00	$—	$—	—
	Total	29	5.0	76,848	79,152	$29.77	$33.91	$20.10	2.2

Total Available Space as of 12/31/11				1,033,182

Early Renewals
Office
	1100 King Street - 4 Int’l Drive	1	5.3	2,243	2,243	$24.00	$30.68	$2.00	3.0
	Jericho Plaza	1	5.2	3,500	3,500	$33.43	$33.43	$0.50	2.0
	Total/Weighted Average	2	5.2	5,743	5,743	$29.75	$32.36	$1.09	2.4

Renewals
	Early Renewals Office	2	5.2	5,743	5,743	$29.75	$32.36	$1.09	2.4
	Total	2	5.2	5,743	5,743	$29.75	$32.36	$1.09	2.4

(1) Annual initial Base Rent.

(2) Escalated Rent is calculated as Total Annual Income less Electric Charges.

(3) Average starting office rent excluding new tenants replacing vacancies is $31.32/rsf for 41,611 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $31.13/rsf for 47,354 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)

In 1st Quarter 2011 (1)	4	20,285	0.12%	$1,067,808	$52.64		1	291	0.01%	$6,600	$22.68
In 2nd Quarter 2011 (1)	—	—	—	—	—		1	19,373	0.34%	$1,408,417	$72.70
In 3rd Quarter 2011 (1)	1	7,387	0.04%	$360,504	$48.80		—	—	—	—	—
In 4th Quarter 2011 (1)	5	71,505	0.41%	$3,388,608	$47.39		1	4,616	0.08%	$220,668	$47.81

Total 2011	10	99,177	0.57%	$4,816,920	$48.57		3	24,280	0.43%	$1,635,685	$67.37

In 1st Quarter 2012	28	131,703	0.75%	$8,006,028	$60.79		4	218,602	3.87%	$16,922,794	$77.41
In 2nd Quarter 2012	45	167,589	0.96%	$9,387,804	$56.02		6	71,644	1.27%	$4,133,760	$57.70
In 3rd Quarter 2012	29	77,721	0.44%	$4,702,644	$60.51		3	22,088	0.39%	$1,572,696	$71.20
In 4th Quarter 2012	29	248,961	1.42%	$12,279,156	$49.32		4	60,259	1.07%	$3,964,620	$65.79

Total 2012	131	625,974	3.57%	$34,375,632	$54.92		17	372,593	6.60%	$26,593,870	$71.38

2013	139	1,317,740	7.52%	$72,295,932	$54.86		6	56,611	1.00%	$3,509,544	$61.99
2014	116	1,754,020	10.01%	$96,140,449	$54.81		15	288,372	5.11%	$20,647,080	$71.60
2015	109	2,035,591	11.62%	$116,424,113	$57.19		16	163,115	2.89%	$8,746,488	$53.62
2016	82	1,173,761	6.70%	$65,446,008	$55.76		13	149,576	2.65%	$9,069,720	$60.64
2017	69	1,714,108	9.78%	$92,750,703	$54.11		12	184,154	3.26%	$13,932,660	$75.66
2018	35	598,396	3.41%	$45,272,673	$75.66		20	873,771	15.47%	$56,815,416	$65.02
2019	21	650,053	3.71%	$37,226,640	$57.27		8	229,599	4.06%	$17,057,400	$74.29
2020	41	2,305,420	13.16%	$130,997,232	$56.82		6	166,996	2.96%	$8,630,172	$51.68
Thereafter	106	5,250,558	29.96%	$260,799,991	$49.67		17	504,569	8.93%	$30,465,625	$60.38
	859	17,524,798	100.00%	$956,546,293	$54.58		133	3,013,636	53.35%	$197,103,660	$65.40

						(4)	2	2,634,670	46.65%	$104,501,052
							135	5,648,306	100.00%	$301,604,712

(1) Includes month to month holdover tenants that expired prior to 12/31/11.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $39.66/psf with annual CPI escalation.

ANNUAL LEASE EXPIRATIONS - Suburban Properties

	Consolidated Properties					Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)

In 1st Quarter 2011 (1)	11	82,600	2.82%	$882,096	$10.68	4	12,252	0.46%	$391,027	$31.92
In 2nd Quarter 2011 (1)	1	5,021	0.17%	$160,452	$31.96	—	—	—	—	—
In 3rd Quarter 2011 (1)	1	12,670	0.43%	$465,960	$36.78	—	—	—	—	—
In 4th Quarter 2011 (1)	5	17,903	0.61%	$405,588	$22.65	4	14,288	0.53%	$429,193	$30.04

Total 2011	18	118,194	4.04%	$1,914,096	$16.19	8	26,540	0.99%	$820,220	$30.91

1st Quarter 2012	13	45,319	1.55%	$1,482,804	$32.72	5	68,633	2.56%	$2,708,157	$39.46
2nd Quarter 2012	9	33,059	1.13%	$1,193,292	$36.10	6	77,185	2.88%	$2,620,788	$33.95
3rd Quarter 2012	11	68,054	2.33%	$1,992,792	$29.28	6	21,185	0.79%	$725,748	$34.26
4th Quarter 2012	11	73,488	2.51%	$2,488,488	$33.86	7	93,273	3.48%	$3,437,484	$36.85

Total 2012	44	219,920	7.52%	$7,157,376	$32.55	24	260,276	9.72%	$9,492,177	$36.47

2013	36	315,186	10.78%	$10,553,724	$33.48	23	89,924	3.36%	$2,971,432	$33.04
2014	34	282,851	9.67%	$9,166,980	$32.41	30	302,318	11.29%	$10,759,512	$35.59
2015	33	286,416	9.79%	$9,461,916	$33.04	20	140,862	5.26%	$4,397,064	$31.22
2016	47	678,059	23.19%	$20,865,204	$30.77	10	112,493	4.20%	$3,512,909	$31.23
2017	13	90,270	3.09%	$2,809,716	$31.13	7	63,196	2.36%	$2,423,364	$38.35
2018	16	161,910	5.54%	$5,427,744	$33.52	4	61,523	2.30%	$2,272,032	$36.93
2019	11	251,410	8.60%	$7,579,200	$30.15	6	37,252	1.39%	$1,391,112	$37.34
2020	11	234,319	8.01%	$6,433,008	$27.45	8	1,436,236	53.64%	$40,804,884	$28.41
Thereafter	19	285,816	9.77%	$8,605,320	$30.11	9	146,968	5.49%	$4,554,862	$30.99
	282	2,924,351	100.00%	$89,974,284	$30.77	149	2,677,588	100.00%	$83,399,568	$31.15

(1) Includes month to month holdover tenants that expired prior to 12/31/11.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	12/31/2011	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	90.3	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	94.8	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.2	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.2	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	95.0	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	85.6	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	95.2	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	98.8	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.1	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	90.8	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	94.6	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	99.8	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	90.9	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	84.7	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		90.8	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	84.3	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	96.1	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	96.9	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	90.2	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	99.8	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	70.9	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	Eastside	303,515	93.6	72.6	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	70.0	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	90.9	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	69.9	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	74.5	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	97.7	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	95.5	$80,000,000
				4,866,158			$3,156,950,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 01 - May 08 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	12/31/2011	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	88.8	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	85.0	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	80.6	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	95.2	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	53.3	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	51.3	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	90.3	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, Westchester	85,000	52.9	26.0	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	79.0	$111,500,000
				5,880,500			$1,637,240,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, Westchester	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	$20,767,307	$143
				815,000	$250,767,307

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Development & Land

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	12/31/2011	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	90.0	100.0	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	100.0	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	—	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, NJ	278,000	—	32.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	—	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, NY	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, NY	65,641	—	—	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue (2)	Fee Interest	Grand Central South	203,800	100.0	100.0	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	16.8	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	59.7	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	100.0	$66,250,000
				787,397			$702,800,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Development & Land

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold a 10% JV interest in the property at an implied $276.8 million sales price.

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 E. 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 W 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611

2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490

2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494

2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	Ross.smotrich@barcap.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Credit-Suisse	Andrew Rosivach	(415) 249-7942	andrew.rosivach@credit-suisse.com
Deutsche Bank	John Perry	(212) 250-4912	john.perry@db.com
Goldman Sachs & Co.	Jonathan Habermann	(917) 343-4260	jonathan.habermann@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Steven Benyik	(212) 707-6348	sbenyik@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Keefe, Bruyette & Woods	Sheila K. McGrath	(212) 887-7793	smcgrath@kbw.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
RBC Capital Markets	David B. Rodgers	(440) 715-2647	dave.rodgers@rbccm.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to EBITDA.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).